Exhibit 99.1
Annual Meeting of Shareholders April 25, 2024

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. (“Republic” or the “Company”), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2024, and other reports filed with the SEC from time to time. Safe Harbor 2

Executive Chair & CEO, Republic Bancorp Overview and 2023 Financial Highlights Steve Trager 3

Overview of Republic Bancorp 4 Footprint in 5 States 47 Banking Centers ▪ Republic’s wholly owned subsidiary, Republic Bank & Trust Company (“RB&T”) , is headquartered in Louisville, Kentucky. RB&T was founded in 1982. ▪ $6.9 billion of total assets as of March 31, 2024. ▪ Republic’s Class A common shares are traded on the NASDAQ Global Select Market under the symbol “RBCAA”. ▪ Diversified business lines with five distinct business reporting segments. ▪ 1,016 associates (1,011 FTEs) as of March 31, 2024 ▪ Republic’s largest market share of 8%, as of June 30, 2023, is in its Louisville, Kentucky MSA. 8 National Business Lines: ❑ Warehouse Lending ❑ Aircraft Lending ❑ Equipment Finance ❑ Consumer Direct (Mortgage) ❑ RBMAX (Deposits) ❑ Tax Refund Solutions ❑ Republic Payment Solutions ❑ Republic Credit Solutions ❑ Kentucky ❑ Indiana ❑ Ohio ❑ Florida ❑ Tennessee 22 Banking Centers 8 Banking Centers 6 Banking Centers 4 Banking Centers 7 Banking Centers

2024 REPUBLIC BANCORP

2023 Total Returns for Company Stock

- Total Shareholder Return of 39% in 2023 ranking 10th among **Top 200 Banks**

	Market Data as of 12/29/2023										LTM Profitability				Balance Sheet Ratios				AOCI & HTM Securities Mark		
			Price /																Pre-Tax as % of		After-Tax as % of
Company Name	Total Assets ($M)	MKT Cap ($M)	TBV (%)	LTM EPS (x)	2024E EPS (x)	2025E EPS (x)	Div. Yield (%)	LTM Div. Payout Ratio (%)	YTD Total Return (%)	1yr Total Return (%)	Effic. Ratio (%)	NIM (%)	Core ROAA (%)	Core ROAT CE (%)	TCE/ TA (%)	Loans/ Deps. (%)	NPAs/ Assets (%)	LLR / Gross Loans (%)	Total Inv. (ex. Pre-Tax AOCI) (%)	Total Assets (%)	Common Equity (ex. AOCI) (%)
Republic Bancorp Inc.	6,386	1,069	126	12.2	14.2	-	2.7	32.3	39.3	39.3	55	4.95	1.45	10.5	13.4	106	0.31	1.46	(4.5)	(0.6)	(3.4)
Top 200 Mean	92,190	8,973	160	11.4	12.2	11.0	3.1	32.0	1.3	1.3	56	3.45	1.19	15.8	7.7	87	0.35	1.26	(10.4)	(2.8)	(18.7)
Internal Peer Group Mean	8,440	1,476	214	13.7	14.7	14.3	3.0	37.8	2.8	2.8	54	3.73	1.45	17.0	8.9	88	0.28	1.35	(14.2)	(3.0)	(18.0)
RBCAA Ranking (Top 200)	146	115	137	51	34		128	91	10	10	111	8	41	169	1	12	92	36	11	17	15

Notable Takeaways:

- RBCAA stock outperformed industry, and was the highest amongst its peers
- RBCAA's unrealized loss on Investment securities was favorably well below industry average and our peers by every metric
- RBCAA remains among the best capitalized banks in the industry

Source: Piper Sandler Company research desk, earnings numbers as of 9/30/2023

5

2023 Total Returns for Company Stock 6 (1) Assumes dividends reinvested in company stock. ▪ Strong stock performance in 2023 vs. internal peer group Source: Piper Sandler Company research desk 1-Year Total Return as of 12/31/2023 Ticker Company % Total Return(1) Internal Peer Group Rank RBCAA Republic Bancorp, Inc. 39.3 1 CHCO City Holding Co. 21.9 2 FBK FB Financial Corp. 12.4 3 SRCE 1st Source Corp. 6.4 4 CTBI Community Trust Bancorp Inc. - 5 PRK Park National Corp (2.0) 6 PFC Premier Financial Corp. (4.6) 7 SBCF Seacost Banking Corporation of Florida (6.1) 8 LKFN Lakeland Financial Corp. (7.8) 9 GABC German American Bancorp Inc. (10.2) 10 FSFG First Savings Financial Group (12.8) 11 SYBT Stock Yards Bancorp Inc. (18.8) 12

Net Income (1) Adjusted Net income for 2022 is a non-GAAP measure that excludes the positive impact of the $18.0 million Green Dot settlement received, net of $914,000 in expenses and $3.9 million in taxes. See slides 35 and 36 in appendix for non-GAAP reconciliation. (2) Adjusted Net income for 2023 is a non-GAAP measure that excludes the negative of impact of Day-1 Provision expense of $2.7 million and Day-1 merger expenses of $2.2 million, net of $1.0 million in taxes, related to the acquisition of CBank. See slides 35 and 36 in appendix for non-GAAP reconciliation. 7 ▪ Adjusted net income growth of 21%. $ 47,342 $ 51,456 43,764 38,918 $ 91,106 $ 90,374 -1% 2022 2023 $ 4.59 $ 4.62 1% $ 47,342 $ 55,327 30,537 38,918 $ 77,879 $ 94,245 21% 2022(1) 2023(2) Year over Year Change Net Income ($000s) Year over Year 2022 2023 Change Core Bank Republic Processing Group (RPG) Republic Processing Group (RPG) Total Company Total Company EPS Diluted Earnings Per Class A Common Share Adjusted Net Income ($000s) Core Bank

Net Interest Income 8 ▪ Net interest income growth of $52 million ▪ Annual expansion of Core Bank net interest income/margin with diminishing benefit each quarter $7mm 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $15mm $21mm $24mm 2023 Total Interest Expense (increasing each quarter): 2022 2023 2022 2023 Total Core Bank $ 185,791 $ 204,245 3.32% 3.61% Republic Processing Group (RPG) 50,900 84,533 NM NM Total Company $ 236,691 $ 288,778 4.12% 4.91% NM = Not Meaningful Net Interest Income ($000s) Net Interest Margin For the Years Ended: For the Years Ended: Segment

2023 Core Bank Net Interest Income $17,683 $17,251 $16,331 $11,900 $12,900 $13,900 $14,900 $15,900 $16,900 $17,900 $18,900 in thousands 2022 2023 2023 ex Cbank/RBF 9

Growth in 2023 Net Interest Income/Margin: ▪ 2023 Core Bank Net Interest Income/Margin: $204 million/3.61% ▪ 2022 Core Bank Net Interest Income/Margin: $186 million/3.32% Traditional Bank Loan Growth Remained Strong (spot balances) Total Core Bank Deposits Grew in 2023 (spot balances) Core Bank Noninterest-Bearing Deposits Declined (spot balances) Core Bank Interest-Bearing Deposits Increased (spot balances) 2023 Total Traditional Bank + $763mm 2023 + $307mm 2023 - ($225)mm 2023 +$532mm Core Bank 10 2023 Traditional Bank, Ex-CBank + $547mm

Strong Liquidity Liquidity ▪ Cash of $317 million as of 12/31/2023 represented 5% of total assets at period end. ▪ Total Federal Home Loan Bank remaining borrowing capacity remained robust at $730 million as of 12/31/2023 ▪ Free security collateral of $491 million as of 12/31/2023 provided $400+ million of additional borrowing capacity/liquidity ▪ March 2023 acquired CBank with $253 million of total assets ▪ based in Cincinnati, OH (8 associates) ▪ national leasing operations, rebranded Republic Bank Finance (“RBF”), headquartered in St. Louis, MO (12 associates) ▪ Acquired operations reported 2023 net income of $434,000 ▪ included $3.9 million in expenses (after taxes) for Day-1 Provision and Day-1 merger expenses ▪ 4Q 23 net income of $1.1 million for the combined CBank banking and RBF operations Successful CBank & Commercial Industrial Finance Acquisition 11

▪ 2023 Net Income $ 8.9 million ▪ 2022 Net Income: $23.2 million ▪ 2022 Net Income: $ 9.9 million (adjusted)* Tax Refund Solutions ▪ 2023 Net Income: $11.7 million ▪ 2022 Net Income: $ 3.5 million Republic Payment Solutions Republic Credit Solutions ▪ 2023 Net Income: $18.4 million ▪ 2022 Net Income: $ 17.1 million 12 ▪ Total RPG net income in 2023 increased over adjusted 2022 net income due to value of deposits at RPS Republic Processing Group ▪ 2023 net income of $38.9 million ▪ 2022 net income of $43.8 million (includes Green Dot Settlement) ▪ 2022 net income of $30.5 million (adjusted)* *Adjusted 2022 net income for RPG and TRS are non-GAAP measures. See slide 36 in appendix for non-GAAP reconciliation.

2023 Noninterest Income ▪ Noninterest Income Down less than 1% vs 2022 (excluding $18 million ’22 legal settlement) Total Noninterest Income 2023: $72 million 2022: $90 million 2022: $71 million (adjusted)* Mortgage Banking Income $4MM Net Refund Transfer Fees $16MM RPG Program Fees $16MM Service Charges on Deposits $14MM Interchange Fees $13MM All Other $8MM 6% 23% 23% 20% 18% 11% 13 *Adjusted 2022 noninterest income is a non-GAAP measure. See slide 37 in appendix for non-GAAP reconciliation.

2023 Noninterest Expense 14 ▪ 2023 noninterest expense, excluding all CBank-related expenses, increased 3% over 2022. Total Noninterest Expense 2023: $199 million 2023: $193 million, +3% (adjusted)* 2022: $187 million Salaries $116MM Technology, Equipment, Communication $29MM Occupancy $14MM All Other $40MM 58% 20% 15% 7% *Adjusted 2023 noninterest expense is a non-GAAP measure. See slide 37 in appendix for non-GAAP reconciliation.

Enhanced Total Company Efficiency in 2023 15 (1) Adjusted Total Company Revenue and Adjusted Total Company Efficiency Ratio are non-GAAP measures that exclude $8.6 million of Paycheck Protection Program ("PPP") fees in 2020, $17.5 million of PPP fees in 2021, $1.2 million of PPP fees in 2022, and $18.0 million of revenue associated with a contract settlement from Green Dot. See slides 37-39 in appendix for non-GAAP reconciliation. 2) Adjusted Total Company noninterest expenses and Adjusted Total Company Efficiency Ratio are non-GAAP measures that exclude $656,000 of expenses in 2022 associated with the Green Dot settlement, and $2.2 million in Day-1 merger expenses associated with the CBank acquisition. See slides 37-39 in appendix for non-GAAP reconciliation. Category % Change 2021 % Change 2022 % Change 2023 Total Company Revenue -3.1% 5.6% 10.3% Total Company Revenue (Adjusted)(1) -6.1% 5.3% 17.2% Total Company NonInterest Expenses -1.3% 2.3% 6.5% Total Company NonInterest Expenses (Adjusted)(2) -1.3% 1.8% 5.8% Total Company Operating Leverage -1.9% 3.2% 3.9% Total Company Operating Leverage (Adjusted) -4.8% 3.5% 11.4% Total Company Efficiency Ratio 59% 57% 55% Total Company Efficiency Ratio (Adjusted)(1)(2) 59% 60% 55%

Credit Quality ▪ Net charge-offs remain historically low within Republic’s Core Banking Operations and across the industry (1) UBPR used throughout this presentation represents all commercial banks with total assets between $3 billion and $10 billion as published by the FDIC in its quarterly Uniform Bank Performance Report. 16 Year Core Bank UBPR Peer (1) 2021 0.01% 0.05% 2022 0.00% 0.05% 2023 0.01% 0.10% Net Charge-Off %

Balance Sheet 17

2023 Loan Balances/Growth Total Loans 12/31/2023: $5.2 Billion, up 16% 12/31/2022: $4.5 Billion ▪ Total Core Bank Loan growth of $700 million (16%) in 2023 Residential Real Estate - Owner-Occupied $1,145MM Residential Real Estate - Nonowner-Occupied $346MM Commercial Real Estate - All Other $1,369MM Commercial Real Estate - Owner Occupied Office $215MM Commercial Real Estate - Nonowner-Occupied Office $201MM Contstruction & Land Development $217MM Commercial & Industrial $464MM Lease Financing Receivables $89MM Aircraft $250MM Home Equity $295MM All Other Consumer $27MM Warehouse Lines of Credit $340MM RPG Loans $282MM 26% 22% 6% 4% 9% 2% 5% 6% 1% 6% 5% 4% 4% 18 Balances as of 12/31/2023

2023 Deposit Balances/Growth Core Bank NIB $1,239MM Core Bank IB $3,158MM RPG NIB $438MM RPG IB $219MM 62% 25% 9% 4% Total Deposits Dec. 31, 2023 - $5.1 Billion, up 11% Dec. 31, 2022 - $4.5 Billion IB = interest Bearing, NIB = Noninterest Bearing 19 Balances as of 12/31/2023 ▪ Total growth of $515 million (11%) in 2023

Industry Leading Capital Levels – Republic Bank & Trust Company 20 13.11% 14.09% 13.25% 9.55% 9.92% 10.15% 0.00% 5.00% 10.00% 15.00% 12/31/2021 12/31/2022 12/31/2023 Tier 1 Leverage Ratio RB&T UBPR Peer 16.07% 16.01% 13.55% 14.25% 12.91% 13.01% 0.00% 5.00% 10.00% 15.00% 20.00% 12/31/2021 12/31/2022 12/31/2023 Common Equity Tier 1 Capital Ratio RB&T UBPR Peer 16.07% 16.01% 13.56% 14.25% 12.93% 13.02% 0.00% 5.00% 10.00% 15.00% 20.00% 12/31/2021 12/31/2022 12/31/2023 Tier 1 Risk Based Ratio RB&T UBPR Peer 17.16% 17.23% 15.50% 14.63% 13.95% 14.09% 0.00% 5.00% 10.00% 15.00% 20.00% 12/31/2021 12/31/2022 12/31/2023 Total Risk Based Ratio RB&T UBPR Peer Well capitalized 5% Well capitalized 8% Well capitalized 6.5% Well capitalized 10%

$0.09 $0.12 $0.14 $0.16 $0.20 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.23 $1.36 $1.50 $1.62 $0.21 $1.10 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Cash Dividend Regular Dividend Special Dividend Long History of Solid Dividend Increases *CAGR - Compound Annual Growth Rate **Regular dividend for 2024 reflects annualized 1st quarter 2024 dividend declared. CAGR* = 11.0% Dividends 21

Logan Pichel President and Chief Executive Officer, Republic Bank & Trust Company 22

Q1 Results and Strategic Initiatives Quarter ended March 31, 2024 23

1Q 2024 Financial Highlights Net income for 1Q 2024 was $30.6 million, a $2.5 million, or 9%, increase from 1Q 2023 (1) Adjusted Net income for 2023 is a non-GAAP measure that excludes the negative of impact related to CBank of Day-1 Provision expense of $2.7 million; Day-1 merger expenses of $2.1 million; net of $1.4 million in taxes. See slide 40 in appendix for non-GAAP reconciliation. 24 Year over Year 1Q 2023 1Q 2024 Change $ 10,308 $ 13,122 17,784 17,484 $ 28,092 $ 30,606 9% 1Q 2023 1Q 2024 $ 1.42 $ 1.58 11% Year over Year 1Q 2023(1) 1Q 2024 Change $ 13,710 $ 13,154 17,784 17,484 $ 31,494 $ 30,638 -3% Adjusted Net Income ($000s) Core Bank Republic Processing Group (RPG) Total Company Net Income ($000s) Core Bank Republic Processing Group (RPG) Total Company EPS Diluted Earnings Per Class A Common Share

1Q 24 Net Interest Income 25 ▪ Total Company Net Interest Income $’s up despite lower net interest margin 1Q 2023 1Q 2024 1Q 2023 1Q 2024 $ 52,255 $ 50,516 3.98% 3.30% 40,387 46,403 NM NM $ 92,642 $ 96,919 6.52% 5.87% NM = Not Meaningful Total Company Net Interest Income ($000s) Net Interest Margin For the Quarters Ended: For the Quarters Ended: Total Core Bank Republic Processing Group (RPG) Segment

Noninterest Income Growth 26 ▪ Disciplined expense control to start 2024 Moderation of Noninterest Expense 1Q 24 Results ($ in thousands) 1Q 1Q $ % Noninterest Income Category 2023 2024 Change Change Service Charges on Deposits $ 3,299 $ 3,313 $ 14 0% Net Refund Transfer Fees 10,807 10,820 13 0% Interchange Fees 3,051 3,157 106 3% RPG Program Fees 3,241 4,179 938 29% Mortgage Banking Income 800 310 (490) -61% All Other Noninterest income 1,483 1,594 111 7% Total Noninterest Income $ 22,681 $ 23,373 $ 692 3% ($ in thousands) 1Q 1Q $ % Noninterest Expense Category 2023 2024 Change Change Salaries $ 29,961 $ 29,716 $ (245) -1% Technology, equipment, Communication 7,228 7,490 262 4% Occupancy 3,406 3,822 416 12% All Other 9,775 9,902 127 1% Total Noninterest expenses, before CBank Day-1 Merger Expenses $ 50,370 $ 50,930 $ 560 1% CBank Day-1 Merger Expenses 2,073 41 (2,032) NM Total Noninterest Expenses $ 52,443 $ 50,971 $ (1,472) -3% NM = Not Meaningful

Core Bank Credit Quality ▪ Credit Metrics remain strong at the Core Bank 27 As of and for the Years Ended As of and for the Quarter Ended 12/31/2021 12/31/2022 12/31/2023 03/31/2024 0.47% 0.37% 0.39% 0.38% 0.17% 0.14% 0.16% 0.15% 251% 332% 313% 313% 1.18% 1.21% 1.21% 1.20% 0.01% 0.00% 0.01% 0.01% Allowance* / Total Loans Annualized Net Charge-offs / Average Loans Ratio Nonperforming Loans / Total Loans Delinquent Loans / Total Loans Allowance* / Nonperforming Loans

Company Recognition ▪ Recognized by Newsweek as one of America’s Best Online Mortgage Lenders ▪ Recognized as one of America’s Best Regional Banks and Credit Unions for 2024 by Newsweek ▪ Recognized, for the 8th consecutive year, as one of Kentucky’s Best Places to Work ▪ Recognized as one of Louisville’s Top Corporate Philanthropists ▪ Republic Bank & Republic Bank Foundation contributed over $3.0 million to various charities during 2023 ▪ Recognized as one of the Top 50 Best-Performing Community Banks 28

Expanding our Presence ▪ Relocated 120 associates to downtown Louisville in June 2023. ▪ Will further relocate 40 associates to downtown Louisville in July 2024. ▪ Acquired CBank in March 2023 ▪ Added $222 million of Loans and $222 million in deposits ▪ Added Republic Bank Finance, a nationwide leasing and small dollar finance platform headquartered in St. Louis, Missouri. ▪ Added 20 new bankers ▪ March 2023 - Opened new location in Bellevue, Northern Kentucky ▪ $21 million of loans and $9 million of deposits (as of 3/31/24) ▪ October 2023 - Opened new location in Murfreesboro, Tennessee ▪ $335,000 of loans and $894,000 of deposits (as of 3/31/24) ▪ July 2023 - Opened new location in Springhill, Tennessee ▪ $2 million of loans and $830,000 of deposits (as of 3/31/24) ▪ October 2023 – Relocated Green Hills to west end (Tennessee). ▪ $38 million of loans and $18 million of deposits (as of 3/31/24) 29 47 Banking Centers in 5 states

Focusing on the Client Experience 30

Industry-Leading Net Promoter Score “How likely are you to recommend Republic Bank to a friend or colleague?” NPS Score = % Promoters - % Detractors Scores range: -100 to +100 Not at all Likely Extremely Likely 78% % of Promoters 11% % of Detractors NPS Score 67% Q3 ’23 58% Q1 ’23 38% Q3 ’22 44% Q1 ’22 38% Q1 ‘24 Banking Industry Average = 22% 31

Investing in our Associates ▪ In the last 4 years, promoted 126 associates to AVP, VP, SVP, EVP ▪ In 2023, 157 associates were moved into new roles within the company ▪ 2023 Associate Turnover Rate declined to 17% vs. 20% in ’22 & ‘23 32

33 Thank you!

34 Appendix – Non-GAAP Disclosures

Appendix – Non-GAAP Disclosure 35 ➢Total Company Adjusted Annual Net Income (Non-GAAP) ➢Core Bank Adjusted Annual Net Income (Non-GAAP) (dollars in thousands) D ecember 31, 2022 D ecember 31, 2023 $ C hange % C hange Net income - GAAP 91,106 90,374 (732) -1% Add: Expenses related to CBank acquisition — 2,160 2,160 N M Add: Provision expense related to CBank acquisition — 2,689 2,689 N M Less: Contract termination fee related to TRS Transaction (5,000) — 5,000 N M Less: Legal settlement related to TRS Transaction (13,000) — 13,000 N M Add: Expenses related to TRS Transaction 914 — (914) N M Subtotal: Adjusted Items (17,086) 4,849 21,935 N M Add: Applicable Income Tax Impact on the above items 3,859 (978) (4,837) N M Total adjusted net income - Non-GAAP 77,879 94,245 16,366 21% Year Ended (dollars in thousands) D ecember 31, 2022 D ecember 31, 2023 $ C hange % C hange Net income - GAAP 47,342 51,456 4,114 9% Add: Expenses related to CBank acquisition — 2,160 2,160 N M Add: Provision expense related to CBank acquisition — 2,689 2,689 N M Subtotal: Adjusted Items — 4,849 4,849 N M Add: Applicable Income Tax Impact on the above items — (978) (978) N M Total adjusted net income - Non-GAAP 47,342 55,327 7,985 17% Year Ended

Appendix – Non-GAAP Disclosure 36 ➢TRS Adjusted Annual Net Income (Non-GAAP) ➢RPG Adjusted Annual Net Income (Non-GAAP) (dollars in thousands) D ecember 31, 2022 D ecember 31, 2023 $ C hange % C hange Net income - GAAP 43,764 38,918 (4,846) -11% Less: Contract termination fee related to TRS Transaction (5,000) — 5,000 N M Less: Legal settlement related to TRS Transaction (13,000) — 13,000 N M Add: Expenses related to TRS Transaction 914 — (914) N M Subtotal: Adjusted Items (17,086) — 17,086 N M Add: Applicable Income Tax Impact on the above items 3,859 — (3,859) N M Total adjusted net income - Non-GAAP 30,537 38,918 8,381 27% Year Ended (dollars in thousands) D ecember 31, 2022 D ecember 31, 2023 $ C hange % C hange Net income - GAAP 23,163 8,856 (14,307) -62% Less: Contract termination fee related to TRS Transaction (5,000) — 5,000 N M Less: Legal settlement related to TRS Transaction (13,000) — 13,000 N M Add: Expenses related to TRS Transaction 914 — (914) N M Subtotal: Adjusted Items (17,086) — 17,086 N M Add: Applicable Income Tax Impact on the above items 3,859 — (3,859) N M Total adjusted net income - Non-GAAP 9,936 8,856 (1,080) -11% Year Ended

2024 REPUBLIC BANCORP

Appendix – Non-GAAP Disclosure

Total Company Adjusted Annual Noninterest Income (Non-GAAP)

(dollars in thousands)	Year Ended			
	December 31, 2022	December 31, 2023	$ Change	% Change
Non-interest income - GAAP	89,810	71,457	(18,353)	-20%
Less: Contract termination fee related to TRS Transaction	(5,000)	—	5,000	NM
Less: Legal settlement related to TRS Transaction	(13,000)	—	13,000	NM
Total adjusted noninterest income - Non-GAAP	71,810	71,457	(353)	0%

Total Company Adjusted Annual Noninterest Expense (Non-GAAP)

(dollars in thousands)	Year Ended			
	December 31, 2022	December 31, 2023	$ Change	% Change
Non-interest expense - GAAP	187,308	199,398	12,090	6%
Less: All Cbank non-interest expenses	(173)	(6,747)	(6,574)	NM
Total adjusted noninterest expense - Non-GAAP	187,135	192,651	5,516	3%

Total Company Adjusted Annual Revenue (Non-GAAP)

(dollars in thousands)	Year Ended				2021		2022		2023	
	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	$ Change	% Change	$ Change	% Change	$ Change	% Change
Revenue - GAAP	319,368	309,315	326,501	360,235	(10,053)	-3.1%	17,186	5.6%	33,734	10.3%
Less: PPP fees	(8,569)	(17,465)	(1,215)	(42)	(8,896)	NM	16,250	NM	1,173	NM
Less: Contract termination fee related to TRS Transaction	—	—	(5,000)	—	—	NM	(5,000)	NM	5,000	NM
Less: Legal settlement related to TRS Transaction	—	—	(13,000)	—	—	NM	(13,000)	NM	13,000	NM
Total adjusted revenue - Non-GAAP	310,799	291,850	307,286	360,193	(18,949)	-6.1%	15,436	5.3%	52,907	17.2%

37

Appendix – Non-GAAP Disclosure 38 ➢Total Company Adjusted Annual Noninterest Expenses (Non-GAAP) ➢Total Company Annual Operating Leverage (Non-GAAP) ➢Total Company Adjusted Annual Operating Leverage (Non-GAAP) 2021 2022 2023 % Change % Change % Change Total Company Revenue % Change (a) -3.1% 5.6% 10.3% Total Company Non-interest Expenses % Change (b) -1.3% 2.3% 6.5% Total Company Operating Leverage (a-b) -1.9% 3.2% 3.9% 2021 2022 2023 % Change % Change % Change Total Company Revenue % Change (Adjusted) (a) -6.1% 5.3% 17.2% Total Company Non-interest Expenses % Change (Adjusted) (b) -1.3% 1.8% 5.8% Total Company Operating Leverage (Adjusted) (a-b) -4.8% 3.5% 11.4% (dollars in thousands) D ecember 31, 2020 D ecember 31, 2021 D ecember 31, 2022 D ecember 31, 2023 $ C hange % C hange $ C hange % C hange $ C hange % C hange Noninterest expenses - GAAP 185,457 183,065 187,308 199,398 (2,392) -1.3% 4,243 2.3% 12,090 6.5% Less: Expenses related to CBank acquisition — — — (2,160) — N M — N M (2,160) N M Less: Expenses related to TRS Transaction — — (914) — — N M (914) N M 914 N M Total adjusted noninterest expenses - Non-GAAP 185,457 183,065 186,394 197,238 (2,392) -1.3% 3,329 1.8% 10,844 5.8% Year Ended 2021 2022 2023

2024 REPUBLIC BANCORP

Appendix – Non-GAAP Disclosure

➤ Total Company Annual Efficiency Ratio (Non-GAAP)

(dollars in thousands)	Year Ended				2021		2022		2023	
	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	$ Change	% Change	$ Change	% Change	$ Change	% Change
Net interest income - GAAP	232,315	220,594	236,691	288,778	(11,721)	-5.0%	16,097	7.3%	52,087	22.0%
Noninterest income - GAAP	87,053	86,859	89,810	71,457	(194)	NM	2,951	NM	(18,353)	NM
Less: Contract termination fee related to TRS Transaction	—	—	5,000	—	—	NM	5,000	NM	(5,000)	NM
Less: Legal settlement related to TRS Transaction	—	—	13,000	—	—	NM	13,000	NM	(13,000)	NM
Less: BOLI benefit payment received	—	—	—	1,728	—	NM	—	NM	1,728	NM
Less: Net gain (loss) on securities	49	(69)	(222)	12	(118)	NM	(153)	NM	234	NM
Total adjusted income - Non-GAAP (a)	319,319	307,522	308,723	358,495	(11,797)	-3.7%	1,201	0.4%	49,772	16.1%
Noninterest expense - GAAP	185,457	182,304	187,308	199,398	(3,153)	-1.7%	5,004	2.7%	12,090	6.5%
Less: Expenses related to CBank acquisition	—	—	—	2,160	—	NM	—	NM	2,160	NM
Less: Expenses related to TRS Transaction	—	—	914	—	—	NM	914	NM	(914)	NM
Adjusted noninterest expense - Non-GAAP (b)	185,457	182,304	186,394	197,238	(3,153)	-1.7%	4,090	2.2%	36,670	19.7%
Efficiency Ratio - Non-GAAP (b/a)	58%	59%	60%	55%	3.3%	-40.0%	1.0%	1.7%	-5.0%	-8.3%

39

Appendix – Non-GAAP Disclosure 40 ➢Total Company Adjusted Quarterly Net Income (Non-GAAP) ➢Core Bank Adjusted Quarterly Net Income (Non-GAAP) (dollars in thousands) M arch 31, 2023 M arch 31, 2024 $ C hange % C hange Net income - GAAP 28,092 30,606 2,514 9% Add: Expenses related to CBank acquisition 2,073 41 (2,032) N M Add: Provision expense related to CBank acquisition 2,689 — (2,689) N M Subtotal: Adjusted Items 4,762 41 (4,721) N M Add: Applicable Income Tax Impact on the above items (1,360) (9) 1,351 N M Total adjusted net income - Non-GAAP (a) 31,494 30,638 (856) -3% Quarter Ended (dollars in thousands) M arch 31, 2023 M arch 31, 2024 $ C hange % C hange Net income - GAAP 10,308 13,122 2,814 27% Add: Expenses related to CBank acquisition 2,073 41 (2,032) N M Add: Provision expense related to CBank acquisition 2,689 — (2,689) N M Subtotal: Adjusted Items 4,762 41 (4,721) N M Add: Applicable Income Tax Impact on the above items (1,360) (9) 1,351 N M Total adjusted net income - Non-GAAP (a) 13,710 13,154 (556) -4% Quarter Ended